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* CONFIDENTIAL TREATMENT - EDITED COPY

                                                        EXHIBIT 10.19





                  DATED THIS 7TH DAY OF APRIL 1997


                              BETWEEN


              CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                AND


                         OAK TECHNOLOGY, INC.


     -----------------------------------------------------------

                      AMENDMENT AGREEMENT (NO. 2)
                                 TO
                DEPOSIT AGREEMENT DATED 8 NOVEMBER 1995

     -----------------------------------------------------------

           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
           BRACKETED PORTIONS WHICH HAVE BEEN FILED
           SEPARATELY WITH THE COMMISSION.



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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.


                          AMENDMENT AGREEMENT (NO. 2)

THIS AMENDMENT AGREEMENT (NO. 2) is made the 7th day of April 1997, by and between:-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore and having its place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM"); and

(2) OAK TECHNOLOGY, INC., a company incorporated in Delaware and having its place of business at 139 Kifer Court, Sunnyvale, CA 94086, United States of America ("Customer").

WHEREAS

(A) CSM and Customer had entered into a Deposit Agreement dated 8 November 1995 (the "Deposit Agreement") for the purpose of Customer depositing certain funds with CSM and to procure CSM to make available to Customer certain wafer manufacturing capacity.

(B) CSM and Customer had entered into an Amendment Agreement (No. 1) dated 25 September 1996 to effect the suspension and variation of certain provisions of the Deposit Agreement upon the terms and conditions set out therein.

(C) CSM and Customer are entering into this Amendment Agreement (No. 2) to supersede the Amendment Agreement (No. 1) and to effect the suspension and variation of certain provisions of the Deposit Agreement upon the terms and conditions set out herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties agree as follows:-

1.   INTERPRETATION

     All terms and references used in the Deposit Agreement and which are defined or construed in the Deposit Agreement but are not defined or construed in this Amendment Agreement (No. 2) shall have the same meaning and construction in this Amendment Agreement (No.2).

2.   AMENDMENT AGREEMENT (NO. 1) SUPERSEDED

     With effect from the date of this Amendment Agreement (No. 2), the terms and conditions of Amendment Agreement (No. 1) shall be superseded by the terms


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.

    and conditions of this Amendment Agreement (No. 2) and shall cease to have any force or effect.

3.  CONDITION PRECEDENT

    The provisions of Clause 5 herein, are subject to and conditional upon each of the following condition precedents being satisfied, and the provisions of Clause 5 herein shall cease to have any force or effect if any of the following condition precedents are not satisfied:

    3.1  by [ * ] Customer shall tape out a [ * ] Logic "[ * ]" product
         ("[ * ] Product") at CSM's wafer fabrication facilities situated in Singapore; and

    3.2 During the period commencing from the date of this Amendment Agreement (No. 2) to [ * ], Customer shall place purchase orders with CSM and take delivery of an aggregate total of [ * ] wafers for any [ * ] logic products (including but not limited to the "[ * ]" Product) from CSM; and

    3.3 by [ * ], Customer shall tape out a [ * ] Logic product ("[ * ] Logic Product") at CSM's wafer fabrication facilities situated in Singapore.

4.  EFFECTIVE DATE

    The Parties agree that the term "Effective Date" shall refer to [ * ], if Customer fulfills each of the condition precedents set out in Clauses 3.1, 3.2 and 3.3 above.

5.  SUSPENSION OF CERTAIN TERMS OF DEPOSIT AGREEMENT

    The Parties agree that subject to the terms of this Amendment Agreement (No. 2) and provided that each of the condition precedents set out in Clauses 3.1, 3.2 and 3.3 above are satisfied, for the period from the Effective Date until [ * ] (hereinafter known as the "Suspension Period"), certain provisions of the Deposit Agreement shall be suspended and shall not apply to the Parties and in place of the same, the following provisions shall apply during the Suspension Period instead:

    5.1  CLAUSE 1 (THE DEPOSIT)

         (a) Clause 1.1 shall be suspended and in its place, the following provision shall apply:


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.



              "1.1 As at the date of this Agreement, Customer has deposited with CSM the sum of [ * ] (the "Deposit").

         (b)  Clause 1.2 shall be suspended.

         (c) Clause 1.3 shall be suspended and in its place, the following provision shall apply:

              "1.3 Upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 6 or Clause 7.2, CSM will return to Customer the Deposit, without interest and subject to any deductions or refunds made by CSM pursuant to the terms of this Agreement."

    5.2  CLAUSE 2 (CSM SUPPLY COMMITMENT)

         (a) Clause 2.1 shall be suspended and in its place, the following provision shall apply:

              "2.1 CSM agrees that for the duration of the Suspension Period, CSM will make available to Customer wafer manufacturing capacity for [ * ] wafers of a sufficient quantity so that Customer is able to utilise the [ * ] Deposit amount given the credit rate set forth in Clause 5.4 below during the Suspension Period."

         (b) Clause 2.3 shall be suspended and in its place, the following provision shall apply:

              "2.3 CSM reserves the right to adjust the pricing of wafers to be supplied by CSM from time to time depending on prevailing market conditions, provided however that CSM shall give Customer not less than 3 months' prior written notice of such adjustment. In any event, the price of wafers supplied to Customer shall be based upon then prevailing market conditions as compared to prices provided by other independent wafer foundries for similar products, processes and quantities. An "independent wafer foundry" means a company which engages in the business of manufacturing semiconductor integrated circuits for sale only to third parties. Accordingly, a company which manufactures semiconductor integrated circuits for use in its own proprietary semiconductor


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.



                    products or end-products is not considered an independent wafer foundry."

    5.3  CLAUSE 3 (CUSTOMER LOADING COMMITMENT)

         Clauses 3.1, 3.2 and 3.3 shall be suspended.

    5.4  CLAUSE 4 (LIQUIDATED DAMAGES)

         Clauses 4.1, 4.2, 4.3, 4.4 and 4.5 shall be suspended.

    5.5  CLAUSE 5 (SET OFF AND MAINTENANCE OF DEPOSIT)

         Clauses 5.1, 5.2 and 5.3 shall be suspended and in their place, the following provisions shall apply:

         "5.1 CSM shall be entitled to deduct from and set-off against the Deposit, any payment falling due and remaining unpaid by Customer under the Foundry Agreement.

         5.2 At the end of each calendar quarter, CSM shall issue a written notice to Customer stating the amount of the overdue payments and Customer shall pay the relevant sum to CSM within 30 days of the date of such notice, so as to maintain the Deposit at [ * ] less such amounts that may have been refunded by CSM to Customer pursuant to Clause 5.4 below.

         5.3 CSM's right of deduction and set-off pursuant to Clause 5.2 shall be in addition to CSM's right to claim the aforesaid overdue payments separately as a debt due from Customer and shall not in any way prejudice such right or any other rights or remedies which CSM may have at law or in equity.

         5.4   For the period:

               (a) the date of this Amendment Agreement (No. 2) to [ * ], for every [ * ] logic [ * ] wafer that CSM ships to Customer, CSM will refund to Customer the sum of [ * ] from the Deposit within 30 days from [ * ];

               (b) [ * ] to [ * ] (i) for every [ * ] Logic [ * ] wafer (up to [ * ] wafers) that CSM ships to Customer, Customer is entitled to a wafer credit of the


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.


                    sum of [ * ] from the Deposit; and (ii) for every [ * ] Logic [ * ] wafer in excess of [ * ] wafers that CSM ships to Customer, Customer is entitled to a wafer credit of the sum of [ * ] from the Deposit;

               (c) [ * ] to [ * ], (i) for every [ * ] Logic [ * ] wafer (up to [ * ] wafers) that CSM ships to Customer, Customer is entitled to a wafer credit of the sum of [ * ] from the Deposit; and (ii) for every [ * ] Logic [ * ] wafer in excess of [ * ] wafers that CSM ships to Customer, Customer is entitled to a wafer credit of the sum of [ * ] from the Deposit;

               For the purpose of clarity, the provisions set out in Clauses 5.4(b) and (c) above are represented in the following table:

               ---------------------------------------------------------------
                   Period              No. of wafers          Amount
                                        purchased             deductible
               ---------------------------------------------------------------
                [ * ] to [ * ]      [ * ] to [ * ]            [ * ] per wafer
                [ * ]
               ---------------------------------------------------------------
                                    [ * ] and more            [ * ] per wafer
               ---------------------------------------------------------------
                [ * ] to [ * ]      [ * ] to [ * ]            [ * ] per wafer
                [ * ]
               ---------------------------------------------------------------
                                    [ * ] and more            [ * ] per wafer
               ---------------------------------------------------------------

               (d) The wafer credits referred to in Clauses 5.4(b) and (c) above will be paid out of the Deposit. CSM shall issue Customer a credit note for such wafer credits within 30 days of the date of the invoices for [ * ] Logic [ * ] wafer purchases made in accordance with Clauses 5.4(b) and (c), save that for any [ * ] Logic [ * ] wafer purchases made by Customer for the period from [ * ] to [ * ] pursuant to Clause 5.4(b), CSM shall issue a credit note for the wafer credits relating to such purchases within 30 days of [ * ];

               (e) In no event will the aggregate amount of the refunds or wafer credits granted to Customer pursuant to the provisions set out in Clauses 5.4(a), (b) or (c) above exceed the existing Deposit of [ * ]; and

               (f) In the event that Embedded Memory technology is available at CSM's wafer fabrication facilities situated in Singapore, Customer is entitled to elect to purchase


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.


                    wafers in either [ * ] Logic or [ * ] Embedded Memory or both, on the provisions set out in Clauses 5.4(b) and (c) above. CSM shall use best efforts to make CSM's [ * ] libraries available to Customer and Customer shall be permitted to access and utilise CSM's [ * ] libraries provided that such access and utilisation shall be only to the extent that is permitted by the relevant licensors who may have granted CSM a license over such libraries."

    5.6  CLAUSE 6 (TERM AND TERMINATION)

         Clauses 6.1(a), (b) and (c) shall be suspended.

    5.7  ANNEX A (PAYMENT SCHEDULE)

         Annex A shall be suspended.

    5.8  ANNEX B (CSM SUPPLY COMMITMENT/CUSTOMER LOADING COMMITMENT)

         Annex B shall be suspended except as provided in Clause 2.1 of the Deposit Agreement.

    5.9 In addition to the suspension of Clause 1.1 and Annex A of the Deposit Agreement, provided that each of the condition precedents set out in Clause 2 of this Amendment Agreement (No. 2) are satisfied, the Deposit amounts due and payable by Customer on 2 January 1996, 2 January 1997 and 2 January 1998 as specified in Annex A, shall be suspended for the duration of the Suspension Period.

    5.10 The provisions of Clauses 11.1, 11.2 and 11.3 of the Deposit Agreement are subject to the provisions of this Amendment Agreement (No. 2).

6.  ASSISTANCE TO TAPE OUT

    CSM shall use its best efforts to provide reasonable assistance to Customer to tape out [ * ] logic products, as well as a [ * ] Logic Product at CSM's wafer fabrication facilities situated in Singapore.

7.  TERMINATION OF DEPOSIT AGREEMENT

    7.1 Provided that each of the condition precedents in Clauses 3.1, 3.2 and 3.3 above have been fulfilled, the Deposit Agreement shall be automatically


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                      [ * ] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                            BRACKETED PORTIONS WHICH HAVE BEEN FILED
                            SEPARATELY WITH THE COMMISSION.


         terminated on [ * ] if the Deposit is reduced to zero by [ * ] as a result of Customer obtaining refunds or utilising the Deposit towards payment of wafers in accordance with the provisions in Clause 5.5 above.

    7.2 In the event the Deposit is not reduced to zero by [ * ], all the terms of the Deposit Agreement shall apply for the period [ * ] to the expiry of the Deposit Agreement, in full force and effect without any amendments or suspensions.

8.  SAVING AND INCORPORATION

    8.1 Save as expressly varied by the terms of this Amendment Agreement (No. 2), the terms and conditions of the Deposit Agreement shall continue to be in full force and effect in all other respects.

    8.2 The Deposit Agreement and this Amendment Agreement (No. 2) shall be construed as one document and this Amendment Agreement (No. 2) shall be deemed to be part of the Deposit Agreement. Where the context so permits, references in the Deposit Agreement and in this Amendment Agreement (No. 2) to "the Deposit Agreement" or "this Agreement" shall be read and construed as references to the Deposit Agreement as amended and supplemented by this Amendment Agreement (No. 2).

9.  GOVERNING LAW

    This Amendment Agreement (No. 2) shall be governed by and construed in accordance with the laws of Singapore. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

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IN WITNESS WHEREOF the Parties have hereunto entered into this Amendment
Agreement (No. 2) the date first above written.


Signed by Tan Bock Seng,      )
President & CEO,              )
CHARTERED SEMICONDUCTOR       )
MANUFACTURING LTD             )    /s/ Tang Bock Seng
in the presence of:           ) --------------------------------


    /s/ Patricia Yong
-----------------------------------
Name:  Patricia Yong, Legal Officer


Signed by David D. Tsang,     )
President,                    )
OAK TECHNOLOGY, INC.          )   /s/ David D. Tsang
in the presence of:           ) --------------------------------



-----------------------------------
Name:  Shawn M. Soderberg,
       General Counsel